UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 24, 2007
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
First Amendment to Second Amended and Restated Credit Agreement
Press Release

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 24, 2007, M.D.C. Holdings, Inc. (the “Company”) entered into a First Amendment to its Second Amended and Restated Credit Agreement, dated as of March 22, 2006, with JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders that are signatories thereto. The First Amendment reset the consolidated tangible net worth base amount of the Consolidated Tangible Net Worth Test. A copy of the First Amendment is filed with this Form 8-K as Exhibit 10.1.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 24, 2007, the Company issued a press release reporting its third quarter and first nine months results for 2007. A copy of this press release is attached hereto as Exhibit 99.1.
Limitation on Incorporation by Reference. The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
Exhibit 10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2007
Exhibit 99.1	Press Release dated October 24, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: October 24, 2007	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2007
Exhibit 99.1	Press Release dated October 24, 2007

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